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                                                                   EXHIBIT 10(a)


                  [SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]



                               December 20, 1999



Board of Directors
Providentmutual Life and Annuity
  Company of America
300 Continental Drive
Newark, DE 19713

               RE: PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT (FILE NO. 333-88163)
                    ____________________________________________________

Directors:

     We hereby consent to the reference of our name under the caption "Legal Matters" in the statement of additional information filed as part of the pre-effective amendment No. 1 to the Form N-4 registration statement filed by Providentmutual Life and Annuity Company of America and Providentmutual Variable Annuity Separate Account (File No. 333-88163). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Sincerely,

                              SUTHERLAND ASBILL & BRENNAN LLP



                              By: /s/ Stephen E. Roth
                                  ________________________________
                                      Stephen E. Roth